GUIDESTONE FUNDS

Supplement dated April 12, 2018

to

Prospectus dated May 1, 2017, as amended July 1, 2017

This supplement provides new information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

I.         PORTFOLIO MANAGER CHANGE FOR THE DEFENSIVE MARKET

STRATEGIES FUND

In the section “Sub-Advisers and Portfolio Managers” for the Defensive Market Strategies Fund, on page 93, the disclosure for AQR Capital Management, LLC is deleted in its entirety and replaced with the following:

AQR Capital Management, LLC
Jacques A. Friedman Principal	Since September 2011
Michele L. Aghassi, Ph.D. Principal	Since March 2016
Andrea Frazzini, Ph.D. Principal	Since March 2016

Under the heading “Sub-Advisers,” the disclosure pertaining to AQR Capital Management, LLC for the Defensive Market Strategies Fund, on page 168, is deleted in its entirety and replaced with the following:

AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, Greenwich, Connecticut 06830: AQR is a Delaware limited liability company formed in 1998. AQR provides discretionary investment management services to registered investment companies, collective investment vehicles, private investment partnerships, foreign investment companies and separately managed accounts. AQR focuses on providing quantitative investment analysis, which relies on the firm’s proprietary models, utilizing a set of valuation, momentum and other factors, to generate views on securities and apply them in a disciplined and systematic process. As of December 31, 2016, AQR had approximately $175.2 billion in assets under management. AQR’s Global Stock Selection Team manages the firm’s assigned portion of the Defensive Market Strategies Fund. The team is led by Michele L. Aghassi, Ph.D., Andrea Frazzini, Ph.D. and Jacques A. Friedman, each a Principal, who have primary responsibility and oversight of the portfolio account. Dr. Aghassi has been at AQR since 2005, Dr. Frazzini has been at AQR since 2008 and Mr. Friedman has been at AQR since the firm’s inception in 1998.

II.         SUB-ADVISER CHANGES FOR THE INTERNATIONAL EQUITY FUND

Effective April 6, 2018, Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”) no longer serves as a sub-adviser to the International Equity Fund, and effective on or about April 25, 2018, Harris Associates L.P. (“Harris”) is appointed as a sub-adviser to the International Equity Fund. All references in the Prospectus to BHMS relative to the International Equity Fund are deleted in their entirety. In addition, the following changes are made:

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In the section “Sub-Advisers and Portfolio Managers” for the International Equity Fund, beginning on page 126, the following disclosure is added:

Harris Associates L.P.
David G. Herro, CFA Deputy Chairman and Chief Investment Officer – International Equity	Since April 2018
Michael L. Manelli, CFA Vice President	Since April 2018

Under the heading “Sub-Advisers,” the following disclosure pertaining to Harris for the International Equity Fund, on page 173, is added:

Harris Associates L.P. (“Harris”), 111 South Wacker Drive, Suite 4600, Chicago, Illinois 60606-4319: Harris serves as investment adviser or sub-adviser to individuals, trusts, retirement plans, endowments, foundations and other mutual funds and as a manager to private partnerships. Founded in 1976, Harris had approximately $140 billion in assets under management as of December 31, 2017. David G. Herro, CFA, and Michael L. Manelli, CFA, manage the portion of the International Equity Fund assigned to Harris. Mr. Herro is Deputy Chairman, Chief Investment Officer of International Equity and a portfolio manager and joined the firm in 1992. Mr. Manelli is a Vice President, portfolio manager and a senior international investment analyst and joined the firm in 2005.

III.         CHANGE TO SUMMARY OF OTHER IMPORTANT FUND INFORMATION

Under the heading “Purchase and Sale of Fund Shares,” on page 139, the disclosure pertaining to Investor Class Shares is deleted in its entirety and replaced with the following:

Investor Class Shares: Any individual or entity may invest in Investor Class shares by making a minimum initial investment of $1,000 per Fund. The $1,000 initial purchase minimum applies separately to each Fund of the Trust that you own. In addition, the following minimums apply to subsequent purchases of Investor Class shares of a Fund (however, if you have implemented GuideStone Advisors’ investment advice, minimum subsequent purchase requirements do not apply):

Minimum Subsequent Purchases
Automatic Investment Plans	$100
Exchange(s) from another Fund	$250
Individual Retirement Accounts (“IRAs”)	$100
GuideStone Investment Accounts and Uniform Gifts/Transfers to Minors Accounts	$100

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IV.         CHANGE TO SHAREHOLDER INFORMATION

Under the heading “Minimum Investments,” on page 177, the disclosure pertaining to Investor Class Shares is deleted in its entirety and replaced with the following:

Investor Class Shares: Any individual or entity may invest in Investor Class shares by making a minimum initial investment of $1,000 per Fund. The $1,000 initial purchase minimum applies separately to each Fund of the Trust that you own. In addition, the following minimums apply to subsequent purchases of Investor Class shares of a Fund (however, if you have implemented GuideStone Advisors’ investment advice, minimum subsequent purchase requirements do not apply):

Minimum Subsequent Purchases
Automatic Investment Plans	$100
Exchange(s) from another Fund	$250
Individual Retirement Accounts (“IRAs”)	$100
GuideStone Investment Accounts and Uniform Gifts/Transfers to Minors Accounts	$100

V.         CHANGE TO TRANSACTIONS WITH THE FUNDS

In the section “Transactions with the Funds,” on pages 179 and 180, the table pertaining to transactions to open or add to an account is deleted in its entirety and replaced with the following:

The following transaction procedures do not apply to participant-directed employee benefit plans or accounts held through financial intermediaries. If you own shares of the Funds through one of the participant-directed employee benefit plans, you should consult your employer, your plan administrator or GuideStone Financial Resources at 1-888-GS-FUNDS (1-888-473-8637) for proper instructions. If you own shares of the Funds through a financial intermediary, please contact your salesperson or financial intermediary for proper instructions.

Method	Open an Account	Add to an Account
By Mail GuideStone Funds P.O. Box 9834 Providence, RI 02940-9886 Overnight Delivery: GuideStone Funds c/o BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581-1722	Complete and sign the application. Mail it with your check made payable to GuideStone Funds. Your initial investment must meet the minimum amount.

Send in a check for the appropriate minimum amount (or more). Make your check payable to GuideStone Funds. Always provide your account name and number on the check or include the detachable slip from your confirmation statement.

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By Telephone

1-888-GS-FUNDS (1-888-473-8637)

Your account will automatically have certain telephone privileges unless you designate otherwise on your initial application or complete an authorization form, available upon request by calling 1-888-GS-FUNDS (1-888-473-8637). When you call, we may request personal identification and record your call.

If you already have an account and have authorized telephone transactions, you may call to open an account in another Fund in the Trust. You may direct us to deduct an amount from your previously authorized checking or savings account or to exchange shares from your existing Fund account into another Fund in the Trust, or you may send us a wire. (For exchanges, the names and addresses on the accounts must be identical.) Your initial investment in the new Fund in the Trust must meet the minimum amount.

You may make investments by telephone ($100 per established Fund in the Trust) if you have previously authorized it. Once you call, we will deduct the dollar amount you designate from your previously authorized checking or savings account. If you have implemented GuideStone Advisors’ investment advice, minimum subsequent purchase requirements do not apply.

By Wire

The Bank of New York Mellon

ABA#: 011001234

DDA#: 0000734306

FBO: Shareholder Name, Fund Number and Account Number

Note: Your bank may charge you a fee for handling a wire transaction. The Trust and its transfer agent are not responsible for the efficiency of the federal wire system or your bank.

Call your bank with the wire instructions shown to the left. The wire must be received by 4:00 p.m. Eastern time for same day processing.

Please call 1-888-GS-FUNDS

(1- 888-473-8637) for the account

number to include on the wire.

You must send a completed application by overnight delivery in advance of the wire to:

GuideStone Funds

(Designate the Fund)

c/o BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581-1722

Call 1-888-GS-FUNDS (1-888-473-8637) to notify us of the wire. Call your bank with the wire instructions shown to the left. The wire must be received by 4:00 p.m. Eastern time for same day processing.

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Online GuideStoneFunds.com Register through our website. You can then establish a personal identification number (“PIN”) on our website that will enable you to make transactions with the Funds online.

If you do not have an existing account, you may open an account through our website or download an application from our website and forward your signed application to:

GuideStone Funds

P.O. Box 9834

Providence, RI 02940-9886

Existing shareholders may open an account in another Fund through our website. You may instruct us to deduct an amount from your previously authorized checking account or to exchange shares from your existing Fund account into another Fund in the Trust. (For exchanges, the names and addresses on the accounts must be identical.) Your initial investment in the new Fund must meet the minimum amount.

You may make additional investments online if you have previously authorized it. Once you place your order through our website, we will deduct the dollar amount you designate from your previously authorized checking or savings account.

Automatic Transaction Plans

For each type of automatic transaction plan, you must complete the appropriate section on your initial application or complete an authorization form, available upon request by calling 1-888-GS-FUNDS (1-888-473-8637).

Not applicable.

Automatic Investment Plan:

You may authorize automatic monthly or quarterly investments in a constant dollar amount (a minimum of $100 per established Fund). We will withdraw the designated dollar amount from your checking account on the 5th or 20th day (whichever you designate) of the month beginning in the month you designate. We will invest it into the Fund that you have designated. If the 5th or the 20th of the month does not fall on a business day, we will withdraw the designated dollar amount on the following business day. If you have implemented GuideStone Advisors’ investment advice, minimum subsequent purchase requirements do not apply.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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GUIDESTONE FUNDS

Supplement dated April 12, 2018

to

Statement of Additional Information (“SAI”) dated May 1, 2017, as amended July 1, 2017

This supplement provides new information beyond that contained in the SAI. It should be retained and read in conjunction with the SAI.

I. CHANGE OF CONTROL FOR SUB-ADVISERS TO THE

GLOBAL REAL ESTATE SECURITIES FUND

Effective January 5, 2018, Heitman LLC underwent a change of control, whereby, the firm’s senior officers purchased the ownership interest held by OM Asset Management plc. As a result of the change of control, ownership information about the affiliates of Heitman LLC that serve as sub-advisers to the Global Real Estate Securities Fund has changed.

In the section disclosing “Control Persons of Sub-Advisers,” the paragraphs under the Global Real Estate Securities Fund pertaining to Heitman International Real Estate Securities GmbH, Heitman International Real Estate Securities HK Limited and Heitman Real Estate Securities LLC, on page 64, are deleted in their entirety and replaced with the following:

Heitman International Real Estate Securities GmbH (“HIRES GmbH”), Maximillianstrasse 35A, 80539, Munich, Germany: HIRES GmbH is a SEC-registered investment adviser that has been in business since 2007. The firm is a wholly-owned subsidiary of Heitman LLC, which is 100% owned indirectly by certain of the firm’s senior officers through two Delaware limited liability companies, KE I LLC (99.5%) and KE 2 LLC (0.05%).

Heitman International Real Estate Securities HK Limited (“HIRES HK”), 15/F LHT Tower, 31 Queen’s Road, Central, Hong Kong: HIRES HK is a SEC-registered investment adviser that has been in business since 2012. The firm is a wholly-owned subsidiary of Heitman LLC, which is 100% owned indirectly by certain of the firm’s senior officers through two Delaware limited liability companies, KE I LLC (99.5%) and KE 2 LLC (0.05%).

Heitman Real Estate Securities LLC (“HRES”), 191 North Wacker Drive, Suite 2500, Chicago, Illinois 60606: HRES is a SEC-registered investment adviser that has been in business since 1989. The firm is a wholly-owned subsidiary of Heitman LLC, which is 100% owned indirectly by certain of the firm’s senior officers through two Delaware limited liability companies, KE I LLC (99.5%) and KE 2 LLC (0.05%).

II. SUB-ADVISER CHANGES FOR THE INTERNATIONAL EQUITY FUND

Effective April 6, 2018, Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”) no longer serves as a sub-adviser to the International Equity Fund, and effective on or about April 25, 2018, Harris Associates L.P. (“Harris”) is appointed as a sub-adviser to the International Equity Fund. All references in the SAI to BHMS relative to the International Equity Fund are deleted in their entirety. In addition, the following changes are made:

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In the section disclosing “Control Persons of Sub-Advisers,” the following paragraph is added for the International Equity Fund on page 66:

Harris Associates L.P. (“Harris”), 111 South Wacker Drive, Suite 4600, Chicago, Illinois 60606-4319: Harris is a limited partnership managed by its general partner, Harris Associates, Inc. (“HAI”), whose directors are Beverly Bearden, Anthony P. Coniaris, Kevin G. Grant, David Giunta, David G. Herro, Jean Raby and Kristi L. Rowsell. Ms. Rowsell is the president of HAI. HAI is a wholly-owned subsidiary of Natixis Investment Managers, L.P. (“Natixis Investment Managers”). Natixis Investment Managers is a limited partnership that owns investment management and distribution and service entities. Natixis Investment Managers is part of Natixis Investment Managers S.A., an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.

The “Other Accounts Managed” chart, beginning on page 68, is amended as follows to include information for Harris. This information is current as of December 31, 2017.

Sub-Advisers Portfolio Managers	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within
each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on
							the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Harris Associates L.P.

David G. Herro, CFA	12	$58,770	22	$8,824	49	$17,559	N/A	N/A	N/A	N/A	1	$142

Michael L. Manelli, CFA	8	$52,994	12	$4,052	28	$10,474	N/A	N/A	N/A	N/A	1	$142

In the section disclosing “Portfolio Manager Compensation,” beginning on page 78, the following disclosure pertaining to Harris is added. This information is current as of December 31, 2017.

Harris Associates L.P. (“Harris”). Compensation for each of the portfolio managers is based on Harris’ assessment of the individual’s long-term contribution to the investment success of the firm. Each portfolio manager receives a base salary and participates in a discretionary bonus pool. In addition, most of the portfolio managers also participate in a long-term compensation plan that provides current compensation to certain key employees of the firm and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and are paid out over a period of time. The determination of the amount of each portfolio manager’s base salary and discretionary bonus pool participation and, where applicable, participation in the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of Harris’ domestic or international investment group, whether as a portfolio manager, a research analyst or both.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the measure of portfolio performance compared to benchmarks, peer comparisons and assets under management. Performance is measured by portfolio and by strategy and is compared to one or more benchmarks (e.g., MSCI World Index and MSCI World ex-U.S. Index) and the firm’s approved lists of stocks. Performance is also measured over short- and long-term periods, including one-, three-, five- and 10-years and since a fund’s inception or since the portfolio manager commenced management responsibility with respect to a portfolio.

If a portfolio manager also serves as a research analyst, then his or her compensation is also based on the contribution made to Harris in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process and an assessment of the quality of analytical work. If a portfolio manager also serves as a research analyst, then such manager may participate in a long-term compensation plan that may provide future compensation upon vesting after a multi-year period. The plan consists of an award, based on a quantitative evaluation of the performance of the investment ideas covered by the analyst over the same multi-year period. In addition, an individual’s other contributions to Harris, such as a role in investment thought leadership and management of the firm, are taken into account in the overall compensation process.

In “Appendix B – Descriptions of Proxy Voting Procedures,” the following disclosure is added:

Harris Associates L.P. (“Harris”). Harris believes that proxy voting rights are valuable portfolio assets and an important part of the investment management process, and the firm exercises voting rights solely with the goal of serving the best interests of its clients as shareholders of a company. Harris’ Proxy Voting Committee, comprised of investment professionals, reviews and recommends policies and procedures regarding the firm’s proxy voting and ensures compliance with those policies. In determining how to vote on any proposal, the Proxy Voting Committee considers the proposal’s expected impact on shareholder value and does not consider any benefit to Harris, the firm’s employees or affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris’ proxy voting guidelines provide a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. Harris will generally vote proxies in accordance with the firm’s proxy voting guidelines (the “Guidelines”), except as otherwise determined by the Proxy

Voting Committee, unless the client has specifically instructed the firm to vote otherwise. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to the Guidelines. The firm’s investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Voting Committee if they believe the economic interests of shareholders may warrant a vote contrary to the Guidelines. In such cases, the Proxy Voting Committee will determine how the proxies will be voted.

Harris considers the reputation, experience and competence of a company’s management when evaluating the merits of investing in a particular company, and the firm invests in companies in which it believes management goals and shareholder goals are aligned. Therefore, on most issues, Harris casts votes in accordance with management’s recommendations. However, when Harris believes that management’s position on a particular issue is not in the best interests of clients, the firm will vote contrary to management’s recommendation.

Harris may determine not to vote a proxy if it has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”), and Harris may determine that the loss of investment flexibility resulting from share blocking outweighs the benefit to be gained by voting.

The Proxy Voting Committee, in consultation with Harris’ legal and compliance departments, will monitor and resolve any potential conflicts of interest with respect to proxy voting. A conflict of interest might exist, for example, when an issuer who is soliciting proxy votes also has a client relationship with Harris, when a client is involved in a proxy contest (such as a corporate director) or when one of the firm’s employees has a personal interest in a proxy matter. When a conflict of interest arises, in order to ensure that proxies are voted solely in the best interest of clients, Harris will vote in accordance with the Guidelines or the recommendation of an independent proxy voting service provider. If Harris believes that voting in accordance with the Guidelines or the recommendation of the independent proxy voting service provider would not be in the collective best interests of clients, the Proxy Voting Conflicts Committee will determine how shares should be voted.

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III.	OTHER ACCOUNTS MANAGED UPDATE AND CORRECTIONS

The “Other Accounts Managed” chart, beginning on page 68, is amended as follows to update the disclosure for AQR Capital Management, LLC and to correct the disclosures for BHMS and ClearBridge Investments, LLC. This information is current as of December 31, 2016, except as otherwise noted.

Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the
							performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Sub-Advisers Portfolio Managers	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
AQR Capital Management, LLC

Clifford S. Asness, Ph.D.	35	$25,966	48	$25,996	76	$33,798	N/A	N/A	37	$20,401	26	$10,058

John M. Liew, Ph.D.	18	$22,587	39	$20,218	32	$14,500	N/A	N/A	31	$15,128	10	$5,135

Jacques A. Friedman	42	$26,403	46	$23,563	113	$55,529	N/A	N/A	33	$17,792	35	$14,959

Oktay Kurbanov	3	$712	16	$6,910	31	$18,230	N/A	N/A	13	$6,123	7	$4,634

Michele L. Aghassi, Ph.D.	16	$7,524	19	$10,886	11	$3,158	N/A	N/A	12	$6,442	2	$566

Andrea Frazzini, Ph.D.	33	$16,909	28	$16,564	33	$13,424	N/A	N/A	19	$12,714	8	$1,336

Michael Katz, Ph.D.	9	$8,892	24	$11,139	4	$2,486	N/A	N/A	22	$10,319	2	$574

Barrow, Hanley, Mewhinney & Strauss, LLC

Jeff G. Fahrenbruch, CFA	2	$13,684	1	$151	32	$2,934	1	$13,251	N/A	N/A	N/A	N/A

David W. Ganucheau, CFA	2	$13,684	1	$151	24	$1,853	1	$13,251	N/A	N/A	N/A	N/A

ClearBridge Investments, LLC *†	4	$6,995	4	$699	34,952	$11,305	N/A	N/A	N/A	N/A	N/A	N/A

Peter Bourbeau

Margaret Vitrano

*The Sub-Adviser utilizes a team-based approach to portfolio management, and each of the portfolio managers listed are jointly and primarily responsible for the day-to-day management of a portion of the accounts listed in each category.

†Information is as of March 31, 2017.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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